DISCOVER A NEW AGE

NEW AGE BEVERAGES CORPORATION
DENVER COLORADO
ESTD 2003

Our purpose is to make a difference for consumers with healthier alternatives. We intend to become the world's largest healthy functional beverage company, by staying true to that purpose.

Discover A New Age of Healthy Beverages and Lifestyles

búcha live kombucha

MARLEY ONE DROP

xingtea

xing ENERGY

PediaAde

ASPEN PURE PROBIOTIC WATER

coco libre

MARLEY MELLOW MOOD

ENHANCED RECOVERY AFTER SURGERY

NEW AGE HEALTH SCIENCES

Forward Looking Statements

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Biggest opportunity in beverages in past 20+ years

- Consumers changing…really
  - *Better for you*
  - *Convenient*



- Customers/retailers changing…really
  - *Better for you*
  - *Convenient*
  - *More profitable*



- Competitors trying to change…but virtually impossible
  - *Legacy distribution system*
  - *Legacy scale, operating system*
  - *Legacy portfolio*

TASTE THE FEELING®

Most significant opportunity to disrupt the $870B beverage category in past 20+ years

NBEV has executed well over the past 12 months

1) Acquired, integrated XingTea/Aspen/Marley/Coco/PMC
2) Sold American Brewing Company
3) Eliminated >$22MM in debt
4) Sold non-core assets for $8.9MM
5) Gained libor +2 line from US Bank
6) Captured cost synergies of >$7.0MM
7) Eliminated Pref A/Pref B classes of stock, warrants
8) Uplisted onto the NASDAQ exchange
9) Installed new Board of Directors
10) Reduced COGS/OPEX 2pts each as a % of net sales
11) Developed/trained National Sales Force
12) Integrated and expanded manufacturing network
13) Developed and installed Sales Dashboard software
14) Developed partnership with 'Water is Life' charity
15) Became PL supplier for major convenience chain
16) Expanded Búcha® to >7,000 new outlets
17) Expanded Xing Tea with 7-Eleven
18) Expanded portfolio to 3 largest retailers in Canada
19) Developed/launched Aspen Pure™ Probiotic
20) Developed shelf-stable Búcha® Live Kombucha
21) Developed/launched Marley™ Mate
22) Developed new PediaAde™ rehydration beverage
23) Created New Age Health Sciences Division
24) Develop New Age E-Commerce Division
25) Grew to become 10th largest healthy beverage firm

Past 12-15 months

The result of our efforts … an excellent demarcation point

1) Business platform…one of one
   - *Owned-DSD system, cash generator, testing ground, early warning*
   - *Nat'l sales force, Nat'l production, Supply chain, Marketing, R&D….*

2) Financial platform – strong, flexible, scalable
   - *$18.3MM in current assets vs. $6.1MM in current liabilities, de minimis debt*[1]
   - *$55 in shareholder equity, 1 class of stock, 0 warrants, 0 "nc"*

3) Organization capabilities and discipline
   - *Leadership team of depth and accomplishment*
   - *Board of Directors above reproach*

4) Portfolio of brands…in all the growth segments
   - *One-stop-shop for retailers and distributors*
   - *Competitive entrant in each of the top 5 growth categories*

5) Pipeline of new opportunities
   - *New products in core franchises*
   - *Health Sciences Division IP*

[1] $1.5MM in debt assumed with Coco-Libre acquisition, doesn't include $1.5 Marley contingent liability

Business Platform: one of one with emerging advantages

Business Platform

Organic Growth

New Development

New Companies

Supply Chain Infrastructure
Key Account Relationships
National DSD Network
Owned DSD Network
National Sales Force

National Manufacturing Network
Scale and Resources
Depth of Marketing
R&D/Innovation
Financial Strength

- Metrics
- Performance Management

- Culture
- ZBB, Costs

Superior, Sustainable, Profitable Growth

National network and owned DSD distribution

- *Significant cash generator and profitable stand alone business*
- *Test bed for new products before national rollout*
- *Early warning system for any new emerging brands or beverage types*

National Networked DSD
> 25,000 outlets

Thorpe Distributing Company
Nevada Beverage Co.
Eby-Brown
Crown Distributors, LLC
Schwan
Intermountain
KeHE
H.T. Hackney
Premier Distributing
Core-Mark
Horizon
Haralambos Beverage Company
Bisek & Company, Inc.
dpi
John Lenore & Co.
Columbia
unfi united natural foods
Capitol Beverage Sales L.P.
Hensley Beverage Company
Palmentere Brothers
McLane
Davidson Specialty Foods
Follom Distributing

Own DSD
> 6,000 outlets

- >6,000 total outlets covered
- >60 Brands, >600 Sku's
- >25 Truck Routes
- 20+ Person Merchandising Team
- >8 Unique Hispanic routes
- 20+ Person Sales team
- Non-Alcoholic, Snacks & Alcoholic Portfolio
- One of the largest independent DSD distributors in US

New Age Beverages Corporation — Denver Colorado

More significant retail presence, added >10 in global 100

Historical Retail Partners

- Whole Foods Market
- Walmart
- Sprouts Farmers Market
- Stop&Shop
- Lucky
- Costco Wholesale
- Safeway
- King Soopers
- Vons
- Sam's Club
- Albertsons
- Ralphs
- Smith's Food & Drug Stores
- Save a Lot
- Kroger
- Giant
- Schnucks
- SpartanNash
- Hannaford

+ New Retail Partners

- Circle K
- 7-Eleven
- Valero
- amazon.com
- Natural Grocers
- Jumbo
- Bashas'
- Sobeys
- Ahold Delhaize
- Earth Fare
- Fry's Food Stores
- QuikTrip
- Lowes Foods
- CVS pharmacy
- H-E-B
- Food Lion
- Overwaitea
- Loblaws
- BJ's Wholesale Club
- Southeastern Grocers
- Tops Friendly Markets

búcha®

live kombucha

REAL KOMBUCHA

NO REGFRIGERATION REQUIRED

USDA ORGANIC

NON-GMO

VEGAN

NATURALLY REFRESH-XING

xing tea
made with CANE SUGAR
Natural Premium Green Tea



Just Plain Tea!
Sweet Tea
Green Tea
Half & Half

xing 能量 ENERGY



xing ENERGY
GRAPE ATTACK
TANGERINE
MAD MELON
GRAPEFRUIT


coco libre
NEWAGE


coco libre
organic coconut water
NO ADDED SUGAR
16.9 fl oz / 500 mL
33.8 fl oz / 1L
33.8 fl oz / 1L
16.9 fl oz / 500 mL


MARLEY
USDA
ORGANIC
Bob Marley

MARLEY

USDA
ORGANIC

MARLEY
MELLOW MOOD

MARLEY
YERBA
MATE

MARLEY
ONE DROP

MARLEY
COLD BREW
Coffee


MARLEY
YERBA
MATE
NEWAGE
ORGANIC AND
ALL-NATURAL
INGREDIENTS
FOR A REJUVENATING, ENDURING LIFT.


MARLEY
COLD BREW
Coffee
DIRTY CHAI
BOLD AND BLACK
DARK CHOCOLATE MOCHA
DOUBLE ESPRESSO
MADAGASCAR VANILLA

LIVE. LOVE. MARLEY.

coco libre

LIBERATE YOUR THIRST YOUR SELF YOUR SOUL

Lightness and Refreshment of Sparkling Water, With the Natural Goodness and Electrolytes of Coconut Water.

Sweetened By Coconuts and Other Natural Fruits, Coco Libre Sparkling Liberates Consumers' Thirst for Healthy Beverages.

With Added Benefits of Green Tea Extract, Polyphenols, and Antioxidants

HYDRATION MEETS SOPHISTICATION


coco libre SPARKLING
coconut lime
coastal coconut
passion mangosteen
peach pear
coconut watermelon
melon grapefruit

Competitive brands in top growth segments

US Beverages '10-'15
Segment Revenue Growth[1]


Kombucha
35%
Coconut Water
22%
RTD Coffee
19%
Functional Water
12%
Energy
10%
RTD Tea
8%
Bottled Water
7%
Sports Drinks
3%
CSD's
-2%
Juices
-4%
-10%
0%
10%
20%
30%
40%
búcha
coco libre
MARLEY ONE DROP
MARLEY COLD BREW Coffee
ASPEN PURE PROBIOTIC WATER
xing ENERGY
MARLEY YERBA MATE
xing tea
MARLEY MELLOW MOOD
ASPEN PURE NATURALLY PH BALANCED

1) Beverage Industry Magazine, Annual Top 100 Report, IRI, Statista


NEW AGE
HEALTH SCIENCES
ASPEN PURE
PROBIOTIC WATER
PediaAde
Physician Developed
ENHANCED RECOVERY AFTER SURGERY
ENHANCED
RECOVERY
PremierMicronutrient
CORPORATION


#1 REHYDRATING FORMULA
NEW AGE
PediaAde
Physician Developed
PediaAde uses NO harmful ingredients, with all-natural flavors, essential vitamins, nutrients, and antioxidants.
The Natural Electrolyte Solution

PediaAde

Physician Developed

Introducing NEW

PediaAde

The World's #1 Rehydrating Formula

- ✓ First Organic Coconut Water Base
- ✓ Leading Physician Developed
- ✓ More Electrolytes
- ✓ Better Carbohydrates
- ✓ Loaded with Antioxidants
- ✓ Infused with Essential Vitamins
- ✓ Loaded with Minerals
- ✓ Made with All-Natural Ingredients
- ✓ NO harmful Ingredients

NEW AGE HEALTH SCIENCES


KEY ELECTROLYTES IN PediaAde
COMPARED TO OTHER HYDRATING BEVERAES
BEVERAES
PediaAde
COMPETITOR
SPORT DRINK
SODA
APPLE JUICE
WATER
KEY ELECTROLYTES

Nutrition Facts

Serving size	8 fl oz (240ml)
Amount per serving **Calories**	**25**
	% Daily Values*
Total Fat 0g	0%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 280mg	12%
Total Carbohydeate 11g	4%
Dietary Fiber 0g	0%
Total Sugars 5g	
Includes 4g Added Sugars	9%
Protein 0g	
Vitamin D 2mcg	10%
Calcium 50mg	4%
Iron 0mg	0%
Potassium 200mg	4%
Vitamin A 180mcg	20%
Vitamin C 23mg	25%
Vitamin E 3mg	20%
Thaimin 0.1mg	8%
Nicin 2mg	10%
Vitamin B_6 0.2mg	10%
Vitamin B_{12} 0.3mcg	10%
Phosohorus 50mg	10%
Magnesium 50mg	4%
Zinc 1mg	10%
Selenium 6mcg	10%
Chromium 3mcg	8%
Chloride 239 mg	10%

* The % Daily Value tells you how much a nutrient in a serving of food contributes to a daily diet. 2000 calories a day is use for general nutrition advice.

Calories per gram
Fat 1 · Carbohydrate 4 · Protein 4


ASPEN PURE
PROBIOTIC WATER
IMPROVES DIGESTION &
STRENGTHENS IMMUNITY

ENHANCED RECOVERY AFTER SURGERY

ENHANCED RECOVERY

The world's first organic coconut water Enhanced Recovery From Surgery (ERAS) Beverage


GET BETTER, FASTER

Enhanced Recovery™ Benefits/Claims

1) **Safety**: the gastric volume and acidity is reduced with faster return of GI tract motility; the morbidity of any aspiration is expected to be diminished

2) **Symptomatic relief**: post-operative nausea and vomiting is reduced; pain perception may also be decreased

3) **Metabolic**: post-operative insulin resistance and blood sugar level is lowered, decreasing tissue oxidative stress related to hyperglycemia

4) **Immune function**: may decrease infection rate and improve wound healing

5) **Patient attitude**: the "starving" sensation before surgery is reduced, and patient satisfaction markedly improves

6) **Hospital/Insurance cost**: less post-operative nausea, vomiting and other issues allow, more efficient patient management and decreased length of stay

New Age: One of the only BevCo's with intellectual property

#	Patent Number	Patent	Subject/Outcome
1)	6,849,613	"Multiple Antioxidant Micronutrients"	Micronutrient Application for Neurological Treatment
2)	7,399,755	"Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins"	Micronutrient Application for Neurological Treatment
3)	7,449,451	"Use of Multiple Antioxidant Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks"	Micronutrient Application for Radiation Protection
4)	7,605,145	Micronutrient Formulations for Treatment of Diabetes Mellitus"	Micronutrient Application for Diabetes Treatment
5)	7,628,984	Micronutrient Formulations for Pulmonary and Heart Health"	Micronutrient Application for Cardiovascular Health
6)	7,635,469	Micronutrient Formulations for Hearing Health	Micronutrient Application for Hearing Health
7)	8,221,799	Multiple Antioxidant Optimal Health/Veteran's Ultimate Complete Formulations"	Applications for Brain and Biohazard Protection
8)	8,592,392	Multiple Antioxidant Micronutrients"	Expanded Application for Biohazard Protection
9)	9,655,966	Micronutrient Formulations for Radiation Applications	Micronutrient Application for Radiation Protection
10)	P-0563*	"Antioxidant Micronutrients in Electronic Cigarettes"	Micronutrient Application in new delivery systems
11)	CIP 12/284,841*	BioShield for Protection Against Environmental Exposures"	Micronutrient Application for Biohazard Protection

E-commerce Division: First of new channel penetration


kom búcha
with me
SHOP NOW
2
3
ONSALE
cha Grapefruit Sage - 12/16oz. bottles
$33.99
Búcha Raspberry Pomegranate - 12/16oz. bottles
Búcha Guava Mango - 12/16oz. bottles
$33.99
Order summary
Búcha Grapefruit Sage 10.00% Off Auto renew x 1
$35.99
Have a discount code? Enter it here
Subtotal
$35.99
Shipping
Taxes
Total
$35.99
Payment Due
USD $35.99

E-commerce Division: Keys to success

- Full portfolio, one stop shop for healthy beverages
- Dedicated pick, pack & ship fulfillment center and system
- Architected from best in class sites +
- Financial press linked
- Extensive social/digital advertising
- Best in class re-targeting
- Linkage/sign-ups at all events
- Linked/support from 74MM Marley Facebook followers
- Linked/support from social graphs from all brands
- Affiliate and referral programs
- Subscription system
- Cross marketing with other like brands (under Armor, Lulu-Lemon)
- Cross couponing to retail customers


EXCLUSIVE OFFER
50 PERCENT OFF
DRINK50
25 PERCENT OFF
DRINK25
SHOP NOW


SUBSCRIBE & SAVE
SUBSCRIBE NOW


GIVE $10 GET $10
REFER 10 FRIENDS AND EARN $100
LEARN HOW TO EARN

Financial Platform-Balance Sheet: Clean entity with limited liabilities

- *5/1 ratio assets over liabilities*
- *$55.0MM stockholder equity, de minimis debt*

Balance Sheet	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Total Current Assets	**668,792**	**11,573,132**	**10,510,873**	**10,005,922**	**12,779,033**	**18,255,637**
Total Assets	**1,286,950**	**26,531,964**	**27,505,896**	**26,726,038**	**40,286,615**	**69,042,527**
Total Current Liabilities	**767,603**	**11,526,868**	**10,926,842**	**11,442,748**	**5,401,602**	**7,665,528**
- Notes payable	268,066	8,776,700	9,959,981	10,374,675	5,989,480	1,570,952
- Related party debt	25,806	27944	28,953	29,961	0	0
Total Liabilities	1,061,475	20,331,512	20,915,776	21,847,384	11,391,082	13,554,313
- Common stock	15,436	21900	21,900	21,900	31,307	34,331
- Series A preferred stock	250	250	250	250	0	0
- Series B preferred stock	255	255	285	285	0	0
- Total stockholders' equity	225,475	6,200,452	6,590,120	4,878,654	28,895,533	55,488,214
Total Liabilities & Equity:	**1,286,950**	**26,531,964**	**27,505,896**	**26,726,038**	**40,286,615**	**69,042,527**

Financial Platform-P&L: Improving performance across components

- *Q2 2017: >1,800% Revenue, lower COGS, lower OPEX, EBITDA > $2.9MM*
  Closed 3 acquisitions, eliminated debt, increased marketing 28%

Summary Profit & Loss	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Gross Revenue	**700,213**	**811,569**	**14,727,328**	**11,274,174**	**11,137,638**	**16,038,264**
- Net Revenues	588,800	686,740	13,482,012	10,544,254	10,787,801	15,104,795
- COGS (excluding shipping)	415,744	551,325	9,883,487	7,425,134	7,933,293	10,809,251
Gross Margin	**173,056**	**135,415**	**3,598,525**	**3,119,120**	**2,854,508**	**4,295,544**
Gross Margin %	**29.4%**	**19.7%**	**26.7%**	**23.9%**	**26.5%**	**28.4%**
- Shipping costs	83,737	49,323	645,977	450,853	419,179	729,699
Contribution Margin	**89,319**	**86,092**	**2,952,548**	**2,668,267**	**2,435,329**	**3,565,845**
Contribution Margin %	**15.2%**	**12.5%**	**21.9%**	**19.6%**	**22.6%**	**23.6%**
Operating Expenses	347,476	2,046,187	2,657,680	4,371,640	2,861,449	3,724,749
Net Income	-287,791	-1,997,619	163,796	-1,511,465	-707,354	2,496,682
EBITDA	**-233,467**	**-524,257**	**596,913**	**422,957**	**-159,585**	**2,953,330**

Top 10 Q2 2017 highlights

Top 10 Accomplishments	Estimated EBITDA/ Cash Annual Impact
1) Acquired & closed Premier Micronutrient Corporation	TBD
2) Closed Marley acquisition, converted to profitability	TBD
3) Integrated Coco-Libre, converted to profitability	TBD
4) Expanded brand portfolio to 3 largest retailers in Canada	>$200K
5) Expanded Búcha to HEB, Ahold, 7-Eleven, other US retailers	>$200K
6) Expand core Xing Portfolio with 7-Eleven in US	>$200K
7) Expanded DSD portfolio breadth and depth, with >7% growth vs. PY	>$200K
8) Increased gross margin 2 pts., reduced OPEX 2 pts. vs. prior quarter	>$2MM
9) Captured another >$400K in operational savings/synergies	>$400K
10) Eliminated all debt following uplist to NASDAQ	>$500K

NASDAQ: NBEV

- Business platform
- Distribution strength
- Full portfolio of well positioned brands in growth segments
- Executed well over past 12-15 months….
  - *Leads to …attractive beverage company*

- Multiple new vectors – opportunity for breakthrough
  - *Health Sciences Division*
  - *New Channels of Distribution*



DISCOVER A NEW AGE

NEW AGE BEVERAGES CORPORATION
DENVER COLORADO
ESTD 2003

Our purpose is to make a difference for consumers with healthier alternatives. We intend to become the world's largest healthy functional beverage company, by staying true to that purpose.

Discover A New Age of Healthy Beverages and Lifestyles

búcha live kombucha
MARLEY ONE DROP
xingtea
xing ENERGY
PediaAde
ASPEN PURE PROBIOTIC WATER
coco libre
MARLEY MELLOW MOOD
ENHANCED RECOVERY AFTER SURGERY
NEW AGE HEALTH SCIENCES